Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

FIRST AMENDMENT TO FIRST AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
Dated as of June 30, 2023
Between:
LOANDEPOT.COM, LLC, as Seller
and
JPMORGAN CHASE BANK, N.A., as Buyer
The Parties have agreed to amend (for the first time) the First Amended and Restated Master Repurchase Agreement dated September 30, 2022, between them (the “Original MRA”, and as amended hereby and as further supplemented, amended or restated from time to time, the “MRA”), to modify certain Authorized Signers and notice parties.
All capitalized terms used in the Original MRA and used, but not defined differently, in this amendment have the same meanings here as there. The numbered Sections of this Amendment are numbered to correspond to the numbering of the Sections of the Original MRA amended hereby.
15.    Notices and Other Communications
A.    Seller’s notice information contained in Section 15 of the Original MRA is hereby amended to read as follows:
    if to Seller:
loanDepot.com, LLC
6561 Irvine Center Drive
Irvine, California 92618
Attention: Sheila Mayes, Executive Vice President and Treasurer
Phone: ***
Email: ***

SCHEDULE II
    Schedule II attached to the Original MRA is hereby deleted in its entirety and replaced with Schedule II attached hereto.
(The remainder of this page is intentionally blank; counterpart signature pages follow)

As amended hereby, the Original MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:/s/ Lindsay Schelstrate
Name: Lindsay Schelstrate
Title: Authorized Officer

LOANDEPOT.COM, LLC

By: /s/ David Hayes
Name: David Hayes
Title: CFO

Counterpart signature page to First Amendment to First Amended and Restated Master Repurchase Agreement

SCHEDULE II
SELLER’S AUTHORIZED SIGNERS
***
Schedule II